SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report: February 3, 1997
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                           Federal Realty Investment Trust
             ------------------------------------------------------------
               (Exact name of registrant as specified in its charter)

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
                     District of Columbia                             1-7533                             52-0782497
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         (State or other jurisdiction of incorporation       (Commission File Number)         (IRS Employer Identification No.)



       1626 East Jefferson Street, Rockville, Maryland                                                20852
          (Address of principal executive offices)                                                 (Zip Code)

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Registrant's telephone number including area code: 301/998-8100




Exhibit Index appears on page 3
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Item 5. Other Events

     Exhibits are filed herewith in connection with Federal Realty Investment Trust's final prospectus supplement dated January 30, 1997 to its final prospectus dated November 7, 1995 (Registration No. 33-63687) filed with the Securities and Exchange Commission on January 30, 1997 and relating to the Trust's offering of 3,000,000 common shares of beneficial interest, no par or stated value ("Shares"). Attached as Exhibit 5 hereto is an opinion from Kirkpatrick & Lockhart LLP regarding the legality of the Shares. The consent of Kirkpatrick & Lockhart LLP to the inclusion of such opinion in this Form 8-K is included in the opinion.

Item 7. Financial Statements and Exhibits

Exhibit 5      Opinion Regarding Legality

Exhibit 23     Consent of Counsel (included in Exhibit 5)


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       FEDERAL REALTY INVESTMENT TRUST

                                       /s/ Cecily A. Ward
                                       ----------------------------------------
                                       Cecily A. Ward
                                       Controller (Principal Accounting Officer)

Date:  February 3, 1997
















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                                    EXHIBIT INDEX


        ITEM NO.                                                   PAGE NO.

           5       Opinion regarding Legality
           23      Consent of Counsel (included in the opinion)




































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